EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Brillian Corporation (the “Company”) for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wayne A. Pratt, Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wayne A. Pratt

Wayne A. Pratt
Vice President, Chief Financial
Officer, Secretary, and Treasurer
May 14, 2004